UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2017

FFBW, INC.

(Exact Name of Registrant as Specified in Charter)

Federal	333-218736	Applied For
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

1360 South Moorland Road, Brookfield, Wisconsin	53005
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:         (262) 542-4448

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On September 27, 2017, the members of First Federal Bank of Wisconsin (the “Bank”) approved the Bank’s Plan of Reorganization from a Mutual Savings Bank to a Mutual Holding Company and Stock Issuance Plan and also voted to approve the establishment and funding of a new charitable foundation, FFBW Community Foundation, being formed in connection with the Bank’s mutual holding company reorganization.

Based upon preliminary results, the related subscription offering conducted by the Bank’s proposed holding company, FFBW, Inc. (the “Company”), that closed on September 14, 2017, was oversubscribed. It is expected that the Company will accept subscriptions for 2,950,625 shares of the Company’s common stock, the adjusted maximum of the offering range. However, the number of shares to be sold in connection with the reorganization and stock offering will be based on a final appraisal and remains subject to receipt of final regulatory approvals.

The Company’s stock offering and the simultaneous mutual holding company reorganization of the Bank are expected to close on October 10, 2017, subject to final regulatory approvals, and the Company’s common stock is expected to begin trading on the Nasdaq Capital Market under the symbol “FFBW” on Wednesday, October 11, 2017.

Upon consummation of the stock offering, Continental Stock Transfer & Trust Company, New York, New York, will act as the transfer agent and registrar for the common stock.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements about the stock offering. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include delays in consummation of the offering, delays in receiving final regulatory approvals, increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and the Bank are engaged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FFBW, INC.

DATE: September 28, 2017	By:	/s/ Edward H. Schaefer
Edward H. Schaefer
President and Chief Executive Officer